SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report July 8, 2004                   Commission File Number 1-6364

                          SOUTH JERSEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

        New Jersey                                      22-1901645
 (State of incorporation)                  (IRS employer identification no.)

                 1 South Jersey Plaza, Folsom, New Jersey 08037
          (Address of principal executive offices, including zip code)

                                 (609) 561-9000
              (Registrant's telephone number, including area code)


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Item 5.  Other Events


On July 8, 2004, South Jersey Gas Company ("SJG") announced that it had reached an agreement with the New Jersey Board of Public Utilities ("NJBPU") regarding its Gas Base Rate Case proceedings. SJG is a subsidiary of South Jersey Industries, Inc. (SJI:NYSE). The press release is filed herewith as Exhibit 99 and hereby incorporated by reference.


Exhibit Index

(99) Press release, dated: July 8, 2004, issued by South Jersey Gas Company.

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Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be singed on its behalf by the undersigned thereunto duly authorized.



                                    SOUTH JERSEY INDUSTRIES



                                    By: /s/ David A. Kindlick
                                        ---------------------
                                        David A. Kindlick
                                        Vice President & Chief Financial Officer

Date:  July 8, 2004

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